UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2006

RBS GLOBAL, INC.	REXNORD CORPORATION
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware	Delaware
(State of Incorporation)	(State of Incorporation)

333-102428	033-25967-01

(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On June 30, 2006, RBS Global issued a press release announcing the extension of its previously announced tender offer and consent solicitation with respect to the 10 1/8% Senior Subordinated Notes due 2012 of its wholly owned subsidiary Rexnord Corporation. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01, including Exhibit 99.1, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 30, 2006.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 30th day of June, 2006.

REXNORD CORPORATION

By:	/s/ Thomas J. Jansen

Thomas J. Jansen
Vice President and Chief Financial Officer

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 30th day of June, 2006.

RBS GLOBAL, INC.

By:	/s/ Thomas J. Jansen

Thomas J. Jansen
Vice President and Chief Financial Officer